UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2020
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
6.875% Senior Notes due 2059	TDE	New York Stock Exchange
7.000% Senior Notes due 2060	TDJ	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
This Current Report on Form 8-K is being filed by Telephone and Data Systems, Inc. (TDS) to describe and file as an Exhibit the TDS 2020 Officer Bonus Program (the 2020 Plan) with respect to "named executive officers" of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.
The 2020 Plan was approved by the TDS Compensation Committee on March 18, 2020. The 2020 Plan covers all TDS executive officers other than the President and CEO of TDS.

The plan provides that the President and CEO of TDS’ subsidiary, TDS Telecommunications LLC (TDS Telecom), has the same company and individual performance weightings as the other TDS executive officers, provided that the company performance will be based on TDS Telecom’s performance rather than TDS’ consolidated performance.

The 2020 Plan provides that 80% of the bonus will be based on quantitative company performance and 20% will be based on individual performance. The TDS consolidated company performance will be based on the following three metrics with the following weights: consolidated operating revenue (50%); consolidated adjusted EBITDA (40%); and consolidated capital expenditures (10%).

Notwithstanding any provision of the 2020 Plan to the contrary, a participating officer does not have a legally binding right to a bonus unless and until the bonus amount, if any, is paid and no bonus shall be paid unless the officer remains employed through the actual bonus payout date unless otherwise approved at the discretion of the Compensation Committee or President and CEO of TDS, as applicable.

The foregoing description is qualified by reference to the 2020 Plan which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
10.1	TDS 2020 Officer Bonus Program

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 20, 2020	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)